UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 12, 2021
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

First Solar, Inc. (“First Solar”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) on May 12, 2021. A description of each matter voted upon at the Annual Meeting is described in detail in First Solar’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2021. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal No. 1: To elect the following eleven nominees to First Solar’s board of directors, each to serve on the board of directors until the next annual meeting of stockholders or until his or her successor has been elected and qualified.

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Michael J. Ahearn	71,207,754	1,869,563	1,457,163	15,515,346
Sharon L. Allen	73,419,569	1,011,029	103,882	15,515,346
Richard D. Chapman	73,266,824	1,147,900	119,756	15,515,346
George A. Hambro	73,445,255	971,106	118,119	15,515,346
Kathryn A. Hollister	73,873,414	555,003	106,063	15,515,346
Molly E. Joseph	72,607,615	1,822,118	104,747	15,515,346
Craig Kennedy	71,286,692	3,126,606	121,182	15,515,346
William J. Post	71,970,521	2,444,071	119,888	15,515,346
Paul H. Stebbins	51,753,938	22,658,972	121,570	15,515,346
Michael Sweeney	69,541,164	4,873,154	120,162	15,515,346
Mark R. Widmar	73,489,286	925,170	120,024	15,515,346

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as First Solar’s independent registered public accounting firm for the year ending December 31, 2021.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
84,102,515	5,712,639	234,672	—

Proposal No. 3: To request a report on steps being taken by First Solar to enhance board diversity beyond current levels.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
67,638,682	6,498,848	396,950	15,515,346

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 13, 2021	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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